[LOGO]

                            =========================
                                      THE
                                    R. O. C.
                                  TAIWAN FUND
                            =========================


                                  Annual Report
                                December 31, 1996

--------------------------------------------------------------------------------
Dear Stockholders
--------------------------------------------------------------------------------

The net asset value per share of The R.O.C. Taiwan Fund gained 25.5% in 1996 compared to the 34.0% rise in the Taiwan Stock Exchange Index (TAIEX). During the year, the New Taiwan dollar depreciated 0.8% against the U.S. dollar.

Taiwan's stock market was one of the world's best performers in 1996, but it got off to a weak start. Investor confidence was shaken when China conducted offshore missile tests and war games in the run-up to Taiwan's first direct presidential elections in late March. These tactics failed in their attempt to intimidate Taiwan's voters, who gave incumbent President Lee Teng-hui a resounding victory.

The reduced tensions with China following the election helped set the stage for a rally. This was ignited by news in April of Morgan Stanley's plan to include the Taiwan market in its global stock indices, which are widely used by international institutional investors in allocating assets and as performance yardsticks. Local investors bid up share prices in the expectation that foreign demand for Taiwan stocks would be brisk--and were not disappointed. In September, when Taiwan was added to three Morgan Stanley Capital International indices, approvals of foreign investment reached a record high.

The strong performance of the stock market was also supported by the government's loose monetary policy. Interest rates fell as the central bank cut bank reserve requirements several times during the year. And, to jump start a long-suffering real estate sector, credit controls on the property market were removed.

Taiwan's economy made a slow but steady recovery in 1996 after being adversely affected by the rising tensions with China. Growth for the year was an estimated 5.7%, the lowest rate in six years and down from 6.0% in 1995. Both consumption and investment suffered the impact of China's belligerent actions. Foreign demand was also weak as regional economic growth slowed and prices fell for Taiwan's major products ranging from semiconductors to petrochemicals. Exports--the equivalent of roughly 40% of Taiwan's gross national product--increased just 4%, far below the 20% rise in 1995.

The recovery is expected to continue in 1997 when the economy is forecast to advance 6.2%. For one thing, financial authorities are expected to maintain the low-interest rate environment in the absence of any significant inflationary pressures. The government has also adopted tax incentives to spur private sector spending on large-scale development projects while major new investments in telecommunications will follow from the liberalization of this industry. In addition, foreign demand is projected to pick up and could receive a big boost should direct shipping links with China be established.

The interview on page 2 provides an analysis of our portfolio strategy and current outlook for 1997.

We are grateful for your support and look forward to discussing our market outlook and investment strategy with you in future reports.

                                      Respectfully submitted,

                                      /s/ Daniel Chiang

                                      Daniel Chiang
                                      President
                                      February 15, 1997

--------------------------------------------------------------------------------
An Interview With Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]

Q. How did the Fund perform last year?

A. The performance was disappointing even though the Fund's NAV rose 25.5%. This was more than eight percentage points behind the Taiwan Stock Exchange Index (TAIEX), however. The main reason was the strong surge in the financial sector. Although we had a sizable position in financial shares, the Fund was still underweight relative to the TAIEX in this sector, which gained 39% in the first six months. We fine-tuned our strategy at mid-year and were quite successful, beating the TAIEX during the second half of 1996.

Q. What kind of adjustments did you make?

A. Roughly 50% of the portfolio was invested in large-cap issues to maintain country exposure. Based on our belief that smaller companies--especially those in the electronics industry--would perform strongly, we also devoted 30% to growth stocks. And, after becoming the first fund to enter Taiwan's OTC market, we plan to keep about 5% of the portfolio in OTC shares. Other investments seek to take advantage of timely opportunities based on current trends. These include a rebounding real estate market, liberalization of the telecommunications industry and so-called "China plays" in companies benefiting from economic developments in China.

Q. Could you cite a few examples of specific stocks or industries that were the focus of this fine-tuning?

A. One of the Fund's top electronics holdings at year-end was Synnex Technology International. It was the best performer on the Taiwan Stock Exchange in 1996, with a return of more than 250%. On the OTC market, stocks of brokerages made up almost 3% of the portfolio. These issues, on average, almost tripled in share price for the year, with the weakest rising 85%.

Q. What is your outlook for 1997?

A. The economy will continue to grow at a moderate pace. Taiwan's exports will rely increasingly on the China market. After Hong Kong reverts to Chinese sovereignty in July, we believe that Taiwan will develop direct shipping links with China in line with a preliminary agreement signed in January. This will be a big step forward not just for Taiwan's economy but also for its relationship with China. The cooling of these ties had a major impact on Taiwan's economy and stock market over the last two years. While relations are still somewhat cool on the surface, there are indications of a gradual warming behind the scenes.

     The stock market should be well supported in the first half of the year by ample liquidity resulting from the government's loose monetary policy. Any advance in the second half, however, will come from improving fundamentals.

Q. Then what will be your investment strategy?

A. The easing of austerity measures in China will increase prospects for cyclical stocks--companies in industries whose fortunes rise and fall with the economy. These include plastics, steel and some textile issues. At the same time, domestic demand should strengthen as relations with China improve and the government maintains its loose monetary policy. We will also continue to target electronics stocks, especially companies manufacturing end-user multimedia and internet products as well as computer peripherals.

     This overall strategy has done well so far in the new year. Through February 15, our NAV had gained 12.3%, outperforming the 9.6% rise in the TAIEX. We hope to maintain this record and also would like to wish all our investors a prosperous 1997!

--------------------------------------------------------------------------------
Portfolio Highlights
Year Ended December 31, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Holdings
--------------------------------------------------------------------------------

                                                                    Percent of
Company                                                             Net Assets
--------------------------------------------                        ----------
Cathay Life Insurance Co.                                               7.04%
Hua Nan Commercial Bank                                                 3.67
First Commercial Bank                                                   3.27
Chang Hwa Commercial Bank                                               3.02
Compal Electronics Inc.                                                 2.55
China Steel Corp.                                                       2.43
Yulon Motor Co.                                                         2.40
Synnex Technology Int'l. Corp.                                          2.37
Taiwan Tea Corp.                                                        2.31
Yang Ming Marine Transport Corp.                                        2.13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Industry Diversification
--------------------------------------------------------------------------------

                                                                    Percent of
Ten Largest Sectors                                                 Net Assets
--------------------------------------------                        ----------
Electronics                                                            17.76%
Banking                                                                13.74
Other Financials                                                       12.28
Electrical & Machinery                                                  5.90
Transportation                                                          5.28
Plastics                                                                5.08
Food                                                                    4.92
Construction                                                            4.07
Textiles                                                                3.88
Automobile                                                              3.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS
The R.O.C. Taiwan Fund / December 31, 1996
--------------------------------------------------------------------------------

COMMON STOCKS -- 90.22%                                   % of     Market Value
Automobile -- 3.53%                                    Net Assets (U.S. Dollars)
--------------------------------------------------------------------------------
  8,390,000 shs.  Yulon Motor Co., Ltd. ................   2.40    $  9,458,850
  2,000,000      *San Yang Industry Co., Ltd. ..........   1.13       4,473,215
                                                                   ------------
                                                                     13,932,065

Banking -- 13.74%
--------------------------------------------------------------------------------
  3,100,000       Hua Nan Commercial Bank ..............   3.67      14,487,035
  2,140,180       The First Commercial Bank ............   3.27      12,920,314
  2,112,000       Chang Hwa Commercial Bank ............   3.02      11,905,299
  2,686,000       China Development Corp. ..............   2.08       8,205,404
  3,192,000      *Dah An Commercial Bank ...............   1.01       3,993,338
  2,494,960      *Bank SinoPac .........................   0.68       2,703,924
     11,000       Taipei Business Bank .................   0.01          27,003
                                                                   ------------
                                                                     54,242,317
Other Financials -- 12.28%
--------------------------------------------------------------------------------
  4,367,900       Cathay Life Insurance Co., Ltd. ......   7.04      27,798,760
  1,872,500       Shin Kong Life Insurance Co., Ltd. ...   1.81       7,150,325
  1,984,290       Yuan Ta Securities Co., Ltd. .........   1.32       5,195,799
  1,675,671      *Capital Securities Corp. .............   0.71       2,803,246
    551,100       National Investment Trust Co., Ltd. ..   0.52       2,034,282
    935,000      *Taiwan International Securities Corp..   0.31       1,234,335
    491,000      *National Securities Corp. ............   0.20         789,257
    462,600       Fubon Securities Co., Ltd. ...........   0.19         748,652
    600,000       Polaris Securities Co., Ltd. .........   0.18         722,261
                                                                   ------------
                                                                     48,476,917
Cement -- 2.83%
--------------------------------------------------------------------------------
  3,779,900       Taiwan Cement Corp ...................   2.09       8,247,955
  1,605,000       Asia Cement Corp. ....................   0.74       2,918,500
                                                                   ------------
                                                                     11,166,455
Chemical -- 1.83%
--------------------------------------------------------------------------------
  8,177,000      *China Man-made Fiber Corp. ...........   1.83       7,226,283
                                                                   ------------
                                                                      7,226,283

Construction -- 4.07%
--------------------------------------------------------------------------------
  3,420,081       Cathay Construction Co., Ltd. ........   1.47       5,808,553
  5,834,000      *Horng Chung Construction Co., Ltd. ...   1.06       4,179,722
  3,100,000      *Long Bon Construction Co., Ltd. ......   0.87       3,427,283
  2,200,000      *Pacific Construction Corp. ...........   0.48       1,880,205
  1,000,000      *New Asia Construction & Development
                     Corp. .............................   0.19         756,446
                                                                   ------------
                                                                     16,052,209

See accompanying notes to consolidated financial statements.

                                                          % of     Market Value
Electrical & Machinery -- 5.90%                        Net Assets (U.S. Dollars)
--------------------------------------------------------------------------------
  3,539,140 shs.  Shihlin Electric & Engineering Co.,
                    Ltd. ..............................    1.99    $  7,851,312
  3,274,041      *Taichung Machinery Works Co., Ltd.
                    Ltd. ..............................    1.39       5,489,082
  3,117,000      *Hua Eng Wire & Cable Industrial Co.,     0.79       3,128,676
  1,654,477       Teco Electric and Machinery Co., Ltd.    0.78       3,068,638
  3,361,204      *Pacific Electric Wire & Cable Co.,
                    Ltd. ...............................   0.75       2,982,630
    405,812       Tatung Co., Ltd. .....................   0.20         782,196
                                                                   ------------
                                                                     23,302,534
Electronics -- 17.76%
--------------------------------------------------------------------------------
  4,504,379      *Compal Electronics Inc. ..............   2.55      10,074,528
  2,537,481      *Synnex Technology International Corp..   2.37       9,366,634
  2,331,000      *Umax Data Systems Inc. ...............   2.10       8,307,743
  1,700,000      *Compeq Manufacturing Co., Ltd. .......   1.36       5,347,856
  2,673,000      *CMC Magnetics Corp. ..................   1.15       4,520,293
  2,250,000      *Advanced Semiconductor Engineering,
                    Inc. ...............................   1.10       4,336,837
  1,509,800      *Delta Electronics Inc. ...............   1.00       3,953,362
  1,900,000      *Yageo Corp. ..........................   0.95       3,731,316
    600,000      *Inventec Corp. .......................   0.92       3,644,034
  3,338,000      *Elitegroup Computer Systems Co., Ltd..   0.91       3,593,294
  1,660,000      *Siliconware Precision Industries Co.,
                    Ltd. ...............................   0.89       3,501,473
  1,500,000      *Acer Inc. ............................   0.70       2,754,846
  1,183,000      *Acer Peripherals, Inc. ...............   0.57       2,258,701
    658,000      *Universal Scientific Industrial Co., .   0.45       1,794,741
    420,500      *Hon Hai Precision Ind. Co., Ltd. .....   0.32       1,246,345
    349,354       Primax Electronics Co., Ltd. .........   0.19         768,663
    461,825      *Orient Semiconductor Electronics Ltd..   0.18         691,973
     82,000      *Dyna Image Corp. .....................   0.05         207,259
                                                                   ------------
                                                                     70,099,898
Food -- 4.92%
--------------------------------------------------------------------------------
  3,100,000      *Taiwan Tea Corp. .....................   2.31       9,131,905
  2,680,800      *President Enterprise Corp. ...........   1.06       4,172,755
  1,285,000      *Standard Foods Taiwan Ltd. ...........   0.82       3,224,534
  3,159,216      *Wei Chuan Foods Corp. ................   0.73       2,895,306
                                                                   ------------
                                                                     19,424,500
Glass -- 1.51%
--------------------------------------------------------------------------------
  2,658,145       Taiwan Glass Industrial Corp. ........   1.51       5,945,227
                                                                   ------------
                                                                      5,945,227
Paper -- 0.31%
--------------------------------------------------------------------------------
  1,753,000      *Cheng Loong Co., Ltd. ................   0.31       1,243,172
                                                                   ------------
                                                                      1,243,172

See accompanying notes to consolidated financial statements.

The R.O.C. Taiwan Fund
                                                          % of     Market Value
Plastics -- 5.08%                                      Net Assets (U.S. Dollars)
--------------------------------------------------------------------------------
  2,362,904 shs.  Formosa Plastics Corp. ...............   1.50    $  5,929,388
  3,999,000      *China Petrochemical Development Corp..   1.37       5,395,603
  2,300,000      *USI Far East Corp. ...................   0.81       3,195,258
  1,263,000       Nan Ya Plastics Corp. ................   0.76       3,008,565
  2,205,740       Union Petrochemical Corp. ............   0.64       2,526,850
                                                                   ------------
                                                                     20,055,664
Retailing -- 0.07%
--------------------------------------------------------------------------------
    192,060      *Far Eastern Department Stores Ltd. ...   0.07         263,326
                                                                   ------------
                                                                        263,326
Rubber -- 1.35%
--------------------------------------------------------------------------------
  3,426,391       Cheng Shin Rubber Ind. Co., Ltd. .....   1.35       5,320,831
                                                                   ------------
                                                                      5,320,831
Semiconductors -- 1.08%
--------------------------------------------------------------------------------
  3,000,000      *United Microelectronics Corp. ........   1.08       4,255,010
                                                                   ------------
                                                                      4,255,010
Steel & Other Metals -- 2.93%
--------------------------------------------------------------------------------
 10,197,000       China Steel Corp. ....................   2.43       9,567,684
  2,872,250      *Ornatube Enterprise Co., Ltd. ........   0.50       1,984,680
                                                                   ------------
                                                                     11,552,364
Textiles -- 3.88%
--------------------------------------------------------------------------------
  6,020,000      *Kwong Fong Industries Corp. ..........   1.25       4,925,992
  4,586,400      *Everest Textile Co., Ltd. ............   0.95       3,752,919
  3,013,000      *Far Eastern Textile Co., Ltd. ........   0.78       3,079,074
  3,914,000      *Chung Fu Textile Ltd. ................   0.60       2,362,890
  1,500,000      *Lea Lea Enterprise Co., Ltd. .........   0.30       1,211,041
                                                                   ------------
                                                                     15,331,916
Transportation -- 5.28%
--------------------------------------------------------------------------------
  6,344,000       Yang Ming Marine Transport Corp ......   2.13       8,398,065
  3,777,002       Evergreen Marine Corp. (Taiwan) Ltd. .   1.91       7,554,828
  3,400,000       China Airlines Ltd. ..................   1.24       4,884,169
                                                                   ------------
                                                                     20,837,062
Others -- 1.87%
--------------------------------------------------------------------------------
    872,600      *Taiwan Secom Co., Ltd. ...............   0.90       3,554,250
  1,233,000      *CTCI Corporation .....................   0.46       1,820,555
    276,000       Taiwan Sogo Shikong Security Co., Ltd.   0.28       1,094,083
    532,400       Giant Manufacturing Co., Ltd. ........   0.23         929,381
                                                                   ------------
                                                                      7,398,269

TOTAL COMMON STOCKS (COST $307,202,515) ................           $356,126,019
                                                                   ------------

* Non-income producing; these stocks did not pay a cash dividend during the year ended December 31, 1996.

See accompanying notes to consolidated financial statements.

Schedule of Investments (Cont'd.)

SHORT-TERM INVESTMENTS -- 10.51%                         % of     Market Value
Commercial Paper -- 5.96%                              Net Assets (U.S. Dollars)
--------------------------------------------------------------------------------
 Principal
  Amount      Issuer (Guarantor)
----------    ----------------
$   80,009    Chung S. Enterprise Co. (Grand
               Commercial Bank), 5.00%, Due 01/04/97      0.02      $    79,976
   290,941    Ton Yuan Enterprise Co. (Chinfon
               Commercial Bank), 5.00%, Due 01/04/97 ...  0.07          290,822

   290,941    Chin Sun Industrial Co., Ltd. (Grand
               Commercial Bank), 4.95%, Due 01/04/97 ...  0.07          290,823

 5,455,141    Fu Yang Construction Co. Ltd. (China
               United Trust & Investment), 5.00%,
               Due 01/06/97 ............................  1.38        5,451,416

 1,636,542    Fu Yang Construction Co. Ltd. (China
               United Trust & Investment), 4.90%,
               Due 01/06/97 ............................  0.41        1,635,447

   545,514    Ray Inn Plastic Corp. (Grand Commercial
               Bank), 5.00%, Due 01/06/97 ..............  0.14          545,142

    72,735    Tecx-Unions Marketing Corp. (Chinfon
               Commercial Bank), 4.90%, Due 01/07/97 ...  0.02           72,677

   727,352    Sheng Kan Construction Corp. (China
               United Trust & Investment), 4.95%,
               Due 01/07/97 ............................  0.18          726,762

 2,545,732    Sheng Kan Construction Corp. (China
               United Trust & Investment), 5.00%,
               Due 01/07/97 ............................  0.65        2,543,645

 1,091,028    Tecx-Unions Marketing Corp. (Chinfon
               Commercial Bank), 5.00%, Due 01/07/97 ...  0.28        1,090,134

 1,818,380    Kingdom Construction Co. Ltd. (Grand
               Commercial Bank), 5.00%, Due 01/07/97 ...  0.46        1,816,889

   363,676    Shu Sun Iron Corp. (Grand Commercial
               Bank), 5.00%, Due 01/07/97 ..............  0.09          363,379

   472,779    Tecx-Unions Marketing Corp. (Taipei
               Business Bank), 5.00%, Due 01/07/97 .....  0.12          472,391

 1,818,380    Lung Shin International Corp. (Hollandshe
               Bank-Unie N.V.), 5.00%, Due 01/07/97 ....  0.46        1,816,890

 3,636,760    Chuan Yi Investment Corp. (Taishin
               Int'l Bank), 5.00%, Due 01/08/97 ........  0.92        3,633,278

   945,558    APEX Science & Engineering Corp.
               (Taishin Int'l Bank), 5.00%,
               Due 01/08/97 ............................  0.24          944,652

   727,352    Chung Sun Investment Co., Ltd. (Grand
               Commercial Bank), 5.00%, Due 01/08/97 ...  0.18          726,659

   181,838    Lung Pao Trade Corp. (Grand Commercial
               Bank), 5.00%, Due 01/09/97 ..............  0.05          181,639

   494,236    Tsai Ting Construction Corp. (China
               United Trust & Investment), 5.00%,
               Due 01/10/97 ............................  0.13          493,628

   363,676    Long Bon Construction Co., Ltd. (Taishin
               Int'l Bank), 5.00%, Due 1/11/97 .........  0.09          363,181
                                                                   ------------
                                                                     23,539,430

See accompanying notes to consolidated financial statements.

The R.O.C. Taiwan Fund

                                                          % of     Market Value
Bankers' Acceptances -- 4.55%                          Net Assets (U.S. Dollars)
--------------------------------------------------------------------------------

 Principal
  Amount      Accepting Bank (Issuer)
----------    -----------------------

$  727,352    Chinatrust Commercial Bank (Yung Her
               Sung Enterprises), 5.20%, Due 01/04/97 ..   0.18     $   727,043

    50,915    Hollandshe Bank-Unie N.A. (Kuang Li
               Enterprise Co.), 5.00%, Due 01/06/97 ....   0.01          50,880

   727,352    Bank SinoPac (Ho Tai Development Co.,
               Ltd.), 4.95%, Due 01/07/97 ..............   0.18         726,764

   545,514    Bank SinoPac (United-Engineering Corp.),
               5.00%, Due 01/07/97 .....................   0.14         545,067

 1,272,866    Grand Commercial Bank (Formosa Shinn Yuan
               Industrial Co.), 5.00%, Due 01/07/97 ....   0.32       1,271,827

 2,182,056    Chinatrust Commercial Bank (Hwang Dih Lon
               Textile Co.), 5.00%, Due 01/08/97 .......   0.55       2,179,978

 2,182,056    The Chinese Bank (CITC Leasing Co., Ltd.),
               5.00%, Due 01/08/97 .....................   0.55       2,179,973

   727,352    Banque Nationale de Paris (Himag Magnetic
               Corp.), 5.00%, Due 01/09/97 .............   0.18         726,556

   218,206    Hollandshe Bank-Unie N.A. (Roma Stone Co.,
               Ltd.), 5.00%, Due 01/09/97 ..............   0.06         217,967

 1,818,380    Chinfon Commercial Bank (Chailease
               Enterprise Corp.), 5.00%, Due 01/09/97 ..   0.46       1,816,398

 3,636,760    Dai-Ichi Kangyo Bank (San Lin Taiwan
               Corp.), 5.00%, Due 01/10/97 .............   0.92       3,632,302

 1,091,028    Royal Bank of Canada (Mercuries-Dsp Co.,
               Ltd.), 5.00%, Due 01/10/97 ..............   0.28       1,089,691

   363,676    Chinatrust Commercial Bank (China Merchant
               Ltd.), 5.20%, Due 01/11/97 ..............   0.09         363,159

 1,345,601    Bank of Tokyo-Mitsubishi Ltd. (Taiwan
               Morinaga Co., Ltd.), 5.20%, Due 01/13/97    0.34       1,343,308

 1,091,028    Chase Manhattan Bank N.A. (Four Pillars
               Enterprise Co., Ltd.), 5.20%,
               Due 01/15/97 ............................   0.28       1,088,864
                                                                    -----------
                                                                     17,959,777
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $41,499,207)            41,499,207
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE          100.73     397,625,226
LIABILITIES (NET OF OTHER ASSETS)                         (0.73)     (2,882,080)
                                                         ------    ------------
NET ASSETS                                               100.00     394,743,146
                                                         ======    ============

See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
The R.O.C. Taiwan Fund / For the Year Ended December 31, 1996
(Expressed in US Dollars)
--------------------------------------------------------------------------------

Assets

Investments in securities at market value (Notes 8 and 3):
   Common stocks (cost -- $307,202,515) ....................      $ 356,126,019
   Short-term investments (amortized cost -- $41,499,207) ..         41,499,207
                                                                  -------------
                                                                    397,625,226

Cash .......................................................          1,255,332
Receivable for sale of investments .........................          4,039,704
Prepaid insurance ..........................................             34,383
Other receivables ..........................................                 82
                                                                  -------------
                         Total assets ......................        402,954,727
                                                                  -------------

Liabilities

Payable for securities purchased ...........................          7,463,988
Management fee payable (Note 4) ............................            422,160
Custodian fees payable (Note 5) ............................             49,459
Accrued Republic of China taxes (Note 2) ...................            100,161
Other payables .............................................            175,813
                                                                  -------------
                         Total liabilities .................          8,211,581
                                                                  -------------
Net assets .................................................      $ 394,743,146
                                                                  =============

Components of net assets (Note 9)

Par value of shares of beneficial interest .................            338,154
Additional paid-in capital .................................        331,834,383
Undistributed net investment loss ..........................         (1,869,646)
Accumulated realized loss on investments ...................        (17,259,577)
Unrealized appreciation on investments .....................         48,923,505
Cumulative translation adjustment ..........................         32,776,327
                                                                  -------------
Net assets .................................................      $ 394,743,146
                                                                  =============
Net asset value per share (33,815,376 shares issued
 and outstanding)                                                 $       11.67
                                                                  =============

See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF OPERATIONS
The R.O.C. Taiwan Fund / For the Year Ended December 31, 1996
(Expressed in US Dollars)
--------------------------------------------------------------------------------

Investment Income

   Dividends ...................................................   $  2,684,404
   Interest ....................................................      1,284,035
                                                                   ------------
                                                                      3,968,439

Republic of China Taxes (Note 2) ...............................     (1,860,441)
                                                                   ------------
                                                                      2,107,998
                                                                   ------------
Expenses

   Management fee (Note 4) .....................................      4,625,436
   Custodian fees (Note 5) .....................................        572,059
   Professional fees ...........................................        338,684
   Administrative fee (Note 6) .................................        108,553
   Insurance expenses ..........................................         75,812
   Trustee fees (Note 7) .......................................         57,000
   Other expenses ..............................................        230,521
                                                                   ------------
                                                                      6,008,065
                                                                   ------------
Net investment loss ............................................     (3,900,067)
                                                                   ------------

Realized and Unrealized Loss from Investments and
 Foreign Currency (Note 8)
  Net realized gain from investments (Note 2) ..................     28,549,362

  Net increase (decrease) in unrealized appreciation on:
    investments (excluding short-term investments) .............     58,325,709
    translation of assets and liabilities in foreign currencies      (2,763,569)
                                                                   ------------
  Net realized and unrealized gain from
    investments and foreign currencies .........................     84,111,502
                                                                   ------------
  Net increase in net assets resulting from operations .........   $ 80,211,435
                                                                   ============

See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
The R.O.C. Taiwan Fund / For the Years Ended December 31, 1996 and 1995 (Expressed in U.S. Dollars)
--------------------------------------------------------------------------------

                                                      1996             1995
                                                 -------------    -------------
From Operations

   Net investment loss .......................   $  (3,900,067)   $  (4,155,648)
   Net realized gain (loss) from investments . 28,549,362 (17,965,281) Net increase (decrease) in unrealized
      appreciation on investments ............      58,325,709      (71,398,476)
   Net decrease in unrealized appreciation
      on translation of assets and liabilities
      in foreign currencies ..................      (2,763,569)     (10,082,188)
                                                 -------------    -------------
   Net increase (decrease) in net assets
      resulting from operations ..............      80,211,435     (103,601,593)
                                                 -------------    -------------
From share transactions

   Net proceeds from sale of shares (Note 10)             --         52,472,397
                                                 -------------    -------------
Increase (decrease) in net assets ............      80,211,435      (51,129,196)
Net assets, beginning of year ................     314,531,711      365,660,907

                                                 -------------    -------------
Net assets, end of year ......................   $ 394,743,146    $ 314,531,711
                                                 =============    =============


See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
CONSOLIDATED FINANCIAL HIGHLIGHTS
The R.O.C. Taiwan Fund (Expressed in U.S. Dollars)
--------------------------------------------------------------------------------

                                                                          Years Ended December 31,
                                                      -------------------------------------------------------------
                                                         1996         1995         1994         1993         1992
                                                      ---------    ---------    ---------    ---------    ---------
Per Share Operating Performance:
   Net asset value, beginning of period ...........   $    9.30    $   13.12    $   10.62    $    8.51    $    9.53
   Net investment income (loss) ...................       (0.12)       (0.15)       (0.09)        0.16        (0.01)
   Net realized and unrealized gain (loss) on
      investments and foreign currency transactions        2.57        (3.35)        2.66         2.35        (1.08)
   Net increase (decrease) in unrealized
     appreciation on translation of
     foreign currencies ...........................       (0.08)       (0.35)       (0.07)       (0.25)        0.11
                                                      ---------    ---------    ---------    ---------    ---------
      Total from investment operations ............        2.37        (3.85)        2.50         2.26        (0.98)

Net Effect of Additional Shares Issued ............        --           0.03         --           --          (0.02)
Less distributions:
   From net investment income .....................        --           --           --          (0.15)        --
   From capital gains .............................        --           --           --           --          (0.02)
                                                      ---------    ---------    ---------    ---------    ---------
            Total distributions* ..................        --           --           --          (0.15)       (0.02)
                                                      ---------    ---------    ---------    ---------    ---------
Net asset value, end of year ......................       11.67         9.30        13.12        10.62         8.51
                                                      =========    =========    =========    =========    =========
Per share market price, end of year ...............       10.13        10.50        11.88        13.75         8.75

Total Investment Return (%):
   Based on the Trust's market price ..............       (3.52)      (11.62       (13.60)       59.42       (14.44)
   Based on the Trust's net asset value ...........       25.48       (29.12)       23.54        26.73       (10.50)

Ratios and Supplemental Data:
   Net assets, end of year (in thousands) .........     394,743      314,532      365,661      295,997      237,240
   Ratio of expenses to average net assets ........        1.75         1.98         1.99         2.18         2.47
   Ratio of net investment income (loss) to
      average net assets (%) ......................       (1.14)       (1.38)       (0.84)        1.79        (0.09)
   Portfolio turnover ratio (%) ...................         148           81           97          151           45
   Average commission rate** ......................       0.002         --           --           --           --


* See Notes 2 and 9 for information concerning the Trust's distribution policy and the differences between the calculation of the Trust's capital gains for tax and financial purposes, respectively.

** For fiscal years beginning on or after September 1, 1995, a fund which invests greater than 10% of the value of average net assets in equity securities is required to disclose its average commission rate per share for trades on which commissions are charged.

See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The R.O.C. Taiwan Fund / December 31, 1996 (Expressed in US Dollars)
--------------------------------------------------------------------------------

Note 1 -- Organization and the Acquisition of The Taiwan (R.O.C.) Fund
--------------------------------------------------------------------------------

The R.O.C. Taiwan Fund (the "Trust") is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act").

The Trust was formed in connection with the reorganization (the "Reorganization") of The Taiwan (R.O.C.) Fund (the "Fund"). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting the Fund. For financial reporting purposes, the acquisition has been accounted for as a purchase transaction. However, for U.S. federal income tax purposes, the acquisition was treated as a reorganization in which, pursuant to special rules and regulations of the Internal Revenue Service, the Trust was deemed to have acquired the individual assets and assumed the individual liabilities of the Fund at their fair values as of the Reorganization date.

Note 2 -- Summary of Significant Accounting Policies
--------------------------------------------------------------------------------

A -- Principles of consolidation-- The consolidated financial statements include the accounts of the Trust and the Fund. All significant intercompany transactions and balances have been eliminated in consolidation.

B -- Valuation of investments -- Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Such securities are valued at the closing market price, or, if not quoted at the end of the year, generally at the last quoted closing market price. Short-term investments are valued using the amortized cost method which approximates market value. Under this method, securities are valued at cost and the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.

C --Security transactions and investment income-- Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis as it is earned.

D -- Realized gains and losses -- Realized gains and losses on security transactions are determined using the average cost method for the cost of investments.

E -- Foreign currency translation--Substantially all of the Trust's income is earned, and its expenses are largely paid, in New Taiwan Dollars ("NT$"). The cost and market value of securities, currency holdings and other assets and liabilities which are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the year. At December 31, 1996, this rate was approximately NT$27.497 to $1.00. Investment income and expenses are translated at an average exchange rate for the year. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F --Distributions to shareholders-- Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These temporary book and tax differences are primarily due to differing treatments for net capital losses and deferral of wash sales.

G -- Taxes -- The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income taxes on its investment company taxable income and capital gains that it distributes to its shareholders, provided that, among other things, at least 90% of its investment company taxable income for each taxable year is distributed. However, under certain circumstances, the Trust may be subject to excise taxes unless it meets distribution requirements as specified by the Code.

The Republic of China ("R.O.C.") levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on the par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust.

Effective January 1, 1990, realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax paid of approximately $1,510,790 for the year ended December 31, 1996.

H -- Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

Note 3 -- Investment Considerations
--------------------------------------------------------------------------------

Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust's investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 -- Investment Management
--------------------------------------------------------------------------------

Pursuant to an investment contract (the "Investment Contract"), IIT (the "Manager"), an R.O.C. corporation, is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. Effective June 29, 1996, following Shareholder and R.O.C. Securities and Exchange Commission approval, the fee schedule to the Investment Contract was revised ("Revised Fee Schedule") such that the Trust pays the Manager a fee in NT$, which is accrued daily and paid monthly in arrears, at the annual rate of 1.40% of the net asset value ("NAV") with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 1.20% of such NAV in excess of NT$6 billion up to NT$9 billion, 1.00% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.80% of such NAV in excess of NT$12 billion. Prior to June 29, 1996, the Trust paid the Manager a monthly fee in NT$ at the annual rate of 1.45% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$7 billion, 1.30% of such NAV in excess of NT$7 billion up to NT$10 billion, 1.15% of such NAV in excess of NT$10 billion up to NT$13 billion, and 1.00% of such NAV in excess of NT$13 billion.

Note 5 -- Custodians
--------------------------------------------------------------------------------

Pursuant to the Investment Contract, the Central Trust of China ("CTC") serves as custodian of the assets of the Trust held in the R.O.C. CTC owns approximately 8% of the outstanding capital stock of IIT. In accordance with the Revised Fee Schedule, effective June 29, 1996 the Trust pays the custodian a monthly fee in NT$ at the annual rate of 0.16% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 0.14% of such NAV in excess of NT$6 billion up to NT$9 billion, 0.12% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.10% of such NAV in excess of NT$12 billion, subject to a minimum annual fee of NT$2.4 million (approximately $87,000). Prior to June 29, 1996, the Trust paid the custodian a monthly fee in NT$ at the annual rate of 0.19% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$7 billion, 0.17% of such NAV in excess of NT$7 billion up to NT$10 billion, 0.15% of such NAV in excess of NT$10 billion up to NT$13 billion, and 0.13% of such NAV in excess of NT$13 billion, subject to the previously stated minimum annual fee.

The Trust determined that the nominal amount of assets held in the United States did not support the use of a custodian, and on December 28, 1996 the Trust terminated its custodial agreement with State Street Bank and Trust Company ("SSBTC"). Prior to that date, SSBTC acted as custodian for the Trust's assets held in the United States, for which the Trust paid a monthly administrative fee and a transaction fee for those transactions executed in the United States.

Note 6 -- Administrator
--------------------------------------------------------------------------------

Since February 2, 1996, Dewe Rogerson Inc. (the "Administrator") has provided certain administrative services to the Trust. The Trust pays the Administrator a monthly retainer of $6,000 for investor relations and financial communications services and an additional fee of $3,000 for the preparation and production of each quarterly and annual report. The Trust also reimburses the Administrator, at cost, for out-of-pocket expenses. Prior to February 2, 1996, the current Administrator provided only investor relations and financial communications services and T. Rowe Price Services, Inc. acted as administrator of the Trust. In consideration of such services, the Trust paid T. Rowe Price Services a monthly fee at annual rates of 0.1% of the Trust's average weekly NAV up to $250 million, 0.075% of such value in excess of $250 million up to $500 million, and 0.05% of such value in excess of $500 million, subject to a minimum annual fee of $200,000.

Note 7 -- Trustee Fees
--------------------------------------------------------------------------------

The Trust pays each trustee who is not an "interested person" of the Manager (as defined in the Investment Company Act) an annual fee of $7,500, plus $750 for each trustees' meeting and committee meeting attended effective July 1, 1992. All other trustees receive no separate compensation or reimbursement.

Note 8 -- Investments in Securities
--------------------------------------------------------------------------------

Purchases and proceeds from sales, excluding short-term investments, for the year ended December 31, 1996, included approximately $472,000,000 for stock purchases and approximately $501,000,000 for stock sales, respectively.

At December 31, 1996, the cost of investments, excluding short-term investments and bonds, for U.S. federal income tax purposes was approximately $309,000,000. At December 31, 1996, for U.S. federal income tax purposes, the aggregate gross unrealized appreciation on these investments was approximately $52,000,000 and the aggregate gross unrealized depreciation on these investments was approximately $5,000,000 or a net unrealized appreciation of approximately $47,000,000. See Note 9 for information concerning the Trust's tax loss carryforward as of December 31, 1996.

Note 9 -- Tax Status
--------------------------------------------------------------------------------

The accumulated realized loss on investments in the amount of $17,259,577 at December 31, 1996 represents certain book and tax temporary differences which mainly are a capital loss carryforward for U.S. federal income tax purposes of approximately $25,000,000, and differences in stock basis of approximately $(8,000,000). Out of the capital loss carryforward of approximately $25,000,000, approximately $14,000,000 may be used to reduce future taxable capital gains through the year 2001 and approximately $11,000,000 may be used to reduce future taxable capital gains through the year 2003.

The undistributed net investment loss in the amount of $1,869,646 at December 31, 1996 represents certain book and tax temporary differences resulting from gains recognized for tax purposes due to the Trust's election to annually mark any Passive Foreign Investment Company shares held at the close of the tax year to market.

Note 10 -- Shares of Beneficial Interest
--------------------------------------------------------------------------------

The Trust's "Declaration of Trust" permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. At December 31, 1996, 33,815,376 shares were outstanding.

On November 10, 1995 the Trust completed the sale of 5,944,700 shares in a public offering. Proceeds to the Trust, before deducting expenses of the offering of $435,433, amounted to $52,907,830.

--------------------------------------------------------------------------------

The Fund and its predecessor, The Taiwan (R.O.C.) Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 1995. The Fund intends to apply for such status for succeeding accounting periods.

================================================================================

Daniel Chiang has been the portfolio manager and a trustee of the Fund, as well as its President and Chief Executive Officer, since April 1994. He is also the President of International Investment Trust Co. (IIT), the Fund's investment manager. Mr. Chiang has 12 years experience in the financial industry and for the past nine years has worked at IIT, where he previously served as Vice President in charge of the dealing department.

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders of
The R.O.C. Taiwan Fund:

We have audited the accompanying consolidated statement of assets and liabilities of The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of December 31, 1996, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included the physical examination of short-term investments owned as of December 31, 1996, and confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The R.O.C. Taiwan Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles in the United States of America.

                                                 /s/ KPMG Peat Marwick

Taipei, Taiwan
January 8, 1997

================================================================================

THE R.O.C. TAIWAN FUND

Manager:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  (02) 713-7702
Fax:  886-2-717-3077

Officers and Trustees:
Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
     Officer, Trustee, and Fund Manager
Raymund A. Kathe, Trustee and Audit Committee
     Member
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
     Member
Alfred F. Miossi, Trustee and Audit Committee
     Member
Li-Yin Kung, Trustee and Audit Committee
     Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
     Treasurer, and Secretary

Custodian:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

Transfer Agent,
Paying and Plan Agent:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.

U.S. Administrator:
Dewe Rogerson Inc.
850 Third Avenue
New York, NY 10022
U.S.A.
Telephone: (212) 688-6840

U.S. Legal Counsel:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.